Exhibit 99.1

Xperi and TiVo Complete Merger

Establishes Leader in Digital Entertainment Technology and IP Licensing

SAN JOSE, Calif. (June 1, 2020) – Xperi Holding Corporation (“Xperi”) today announced that it has completed the merger of Xperi Corporation (NASDAQ: XPER) and TiVo Corporation, forming a unique digital entertainment technology platform and one of the industry’s largest and most diverse intellectual property (IP) licensing platforms. The combined company will operate a number of industry leading technology brands, including the TiVo brand for consumer-facing media and entertainment products.

In a time when consumers want personalized and seamless access to entertainment anywhere, anytime and on any device, the combined company will offer consumers a digital entertainment platform featuring an end-to-end entertainment experience, from choice to consumption. The platform will combine Xperi Corporation’s leading product offerings in the home, auto and mobile device ecosystems with TiVo Corporation’s best-in-class content aggregation, discovery and recommendation engines – creating unique opportunities for content providers, consumer electronics manufacturers and automotive makers.

The scale achieved through the combined company will also enable the combined company to invent, develop and deliver technologies that enable extraordinary experiences, ultimately making entertainment more entertaining and smart devices even smarter for tens of millions of individual consumers.

Additionally, the combined company will continue to invest in groundbreaking technologies that expand its leading intellectual property and bring new and exciting inventions to is licensing customers. With a shared track record of creating value through intellectual property licensing, the combined IP portfolio spans more than 11,000 patents and applications, with recurring subscriber-based IP revenue providing important stability and diversification for the business.

“We are proud of the incredible resilience shown by our teams’ to close this transaction as planned during these challenging times. We are excited about the opportunities ahead for the combined company to serve our customers, while continuing to deliver long-term cash flow and value to our shareholders,” said Jon Kirchner, chief executive officer of Xperi.

Kirchner continued, “With this combination, we are better positioned to transform the entertainment experience across the home, auto and mobile markets with smarter technologies that enable extraordinary experiences. With the combined expertise of our innovative R&D teams and a broader market TAM, we will be well positioned to achieve even better patent monetization outcomes, greater cash flow generation and long-term value creation.”

Transaction Details

Xperi Corporation and TiVo Corporation are now combined under Xperi Holding Corporation. From June 2, the shares of the combined company will continue to trade on the Nasdaq Global Select Market under the Xperi ticker symbol XPER. As previously announced, the shares held by of TiVo Corporation and Xperi Corporation stockholders will be converted into the shares of the new parent company, Xperi Holding Corporation, at their respective exchange ratios. TiVo common stock previously traded under the ticker symbol TIVO and, as of June 1, is no longer listed for trading.

Additional Resources

•	For more information on the combination, please view the initial announcement release here and the launch video here.

About Xperi Holding Corporation

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via our brands: DTS, HD Radio, IMAX Enhanced, Invensas, TiVo, and by our startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers around the globe.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Xperi’s current expectations, estimates and projections about the potential benefits of the transaction, its business and industry, management’s beliefs and certain assumptions made by Xperi, Xperi Corporation (“Xperi Corp.”) and TiVo Corporation (“TiVo”), all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Xperi’s businesses; (ii) failure to realize the anticipated benefits of the transaction, including as a result of a delay in integrating the businesses of Xperi Corp. and TiVo; (iii) Xperi’s ability to implement its business strategy; (iv) pricing trends, including Xperi’s ability to achieve economies of scale; (v) existing and potential litigation relating to the transaction that is or could be instituted against Xperi, Xperi Corp., TiVo or their respective directors; (vi) the risk that disruptions from the transaction will harm Xperi’s business, including current plans and operations; (vii) the ability of Xperi to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (ix) uncertainty as to the long-term value of Xperi common stock; (x) legislative, regulatory and economic developments affecting Xperi’s business; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Xperi operates;

(xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters, the outbreak of coronavirus (COVID-19) or similar outbreaks or pandemics, and their effects on economic and business environments in which Xperi operates, as well as Xperi’s response to any of the aforementioned factors; (xiv) the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; and (xv) any plans regarding a potential separation of the combined business. These risks, as well as other risks associated with the transaction, are more fully discussed in the Joint Proxy Statement/Prospectus filed with the U.S. Securities and Exchange Commission in connection with the transaction. While the list of factors presented here is, and the list of factors presented in the Joint Proxy Statement/Prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Xperi’s consolidated financial condition, results of operations, or liquidity. Xperi does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

Xperi Investors:

Geri Weinfeld, Vice President Investor Relations

+1 818-436-1231

geri.weinfeld@xperi.com

Xperi Media:

John Christiansen/Reze Wong

Sard Verbinnen & Co

+1 415-618-8750

Xperi-SVC@sardverb.com

Source: Xperi Holding Corp

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